                                                                    EXHIBIT 99.1

                                 BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligation.


                                                                    BOOK VALUE AT END OF                      BOOK VALUE ON PETITION
                                   ASSETS                           CURRENT REPORTING MONTH                             DATE


CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see
  continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT                                                       -                                         -
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                          41,270,095                                41,270,095
                                                                    --------------                                ----------
TOTAL OTHER ASSETS                                                      41,270,095                                41,270,095

TOTAL ASSETS                                                            41,270,095                                41,270,095



                        LIABILITIES AND OWNER EQUITY                BOOK VALUE AT END OF                      BOOK VALUE ON PETITION
                                                                  CURRENT REPORTING MONTH                              DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES                                                   -                                         -
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES                                                   -                                         -

TOTAL LIABILITIES                                                                -                                         -
OWNER EQUITY
Capital Stock                                                               47,740                                    47,740
Additional Paid-In Capital                                              41,227,424                                41,227,424
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                            (5,069)                                   (5,069)
Retained Earnings - Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws)
  (attach schedule)
NET OWNER EQUITY                                                        41,270,095                                41,270,095
                                                                    --------------                                ----------
TOTAL LIABILITIES AND OWNERS' EQUITY                                    41,270,095                                41,270,095


In re: Lason, Inc.                                            Case No.: 01-11488
Debtor                                             Reporting Period: March, 2002


                       BALANCE SHEET - CONTINUATION SHEET


                                                             BOOK VALUE AT END OF CURRENT                 BOOK VALUE ON PETITION
                                  ASSETS                            REPORTING MONTH                                 DATE

Other Current Assets









Other Assets

Due to/from Lason Services                                            41,270,095                               41,270,095






                                                                      41,270,095                               41,270,095
                                                              BOOK VALUE AT END OF                        BOOK VALUE ON PETITION
                       LIABILITIES AND OWNER EQUITY          CURRENT REPORTING MONTH                              DATE

Other Postpetition Liabilities






Adjustments to Owner Equity





Post petition Contributions (Distributions) (Draws)



Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into separate account, such as an escrow account.